UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

Qnity Electronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42619	33-3002745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

974 Centre Road,	Building 735	19805
Wilmington,	Delaware
(Address of principal executive offices)		(Zip Code)
1 (302) 294-4651
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	Q	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ❑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 2.02. Results of Operations and Financial Condition.
On January 16, 2026, in conjunction with the Chief Financial Officer transition matters described in Item 5.02 of this Current Report on Form 8-K, Qnity Electronics, Inc. (the “Company”) issued a press release reaffirming its full year 2025 guidance. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Also on January 16, 2026, the Company announced that Matthew Harbaugh resigned from his role as Chief Financial Officer of the Company due to health reasons, effective January 12, 2026 (the “Effective Date”). As of the Effective Date, Michael Goss, the Company’s Principal Accounting Officer and Controller, became Interim Chief Financial Officer while the Company conducts its search for a permanent replacement. Mr. Harbaugh’s departure was not related to the Company’s consolidated financial statements, financial reporting or internal controls over financial reporting.
Prior to his appointment as Interim Chief Financial Officer, Mr. Goss, age 50, served as the Company’s Principal Accounting Officer and Controller since November 1, 2025. Mr. Goss previously served in multiple senior roles at DuPont de Nemours, Inc., including most recently as Vice President, Principal Accounting Officer and Controller since December 2018. Mr. Goss holds a B.S. in Accounting from Commonwealth University of Pennsylvania – Bloomsburg.
There is no arrangement or understanding with any person pursuant to which Mr. Goss was appointed as the Company’s Interim Chief Financial Officer, and there are no family relationships between Mr. Goss and any director or executive officer of the Company. Additionally, there are no transactions between Mr. Goss and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
99.1	Press Release of Qnity Electronics, Inc., dated January 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QNITY ELECTRONICS, INC.

By:	/s/ Peter W. Hennessey
Name:	Peter W. Hennessey
Title:	General Counsel

Date: January 16, 2026
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